                                                                   EXHIBIT 10.18



                          SECURITY AND LOAN AGREEMENT
                     (ACCOUNTS RECEIVABLE AND/OR INVENTORY)

This Agreement is entered into between ANDATACO
                                                  , a CALIFORNIA CORPORATION

(herein called "Borrower") and IMPERIAL BANK (herein called "Bank").

1. Bank hereby commits, subject to all the terms and conditions of this Agreement and prior to the termination of its commitment as hereinafter provided, to make loans to Borrower from time to time in such amounts as may be determined by Bank up to, but not exceeding in the aggregate unpaid principal balance, the following Borrowing Base:

                                   80% of Eligible Accounts

                                   25% of the Value of Inventory   1,000,000.00

and in no event more than $10,000,000.00

2. The amount of each loan made by Bank to Borrower hereunder shall be debited to the loan ledger account of Borrower maintained by Bank (herein called "Loan Account") and Bank shall credit the Loan Account with all loan repayments made by Borrower. Borrower promises to pay Bank (a) the unpaid balance of Borrower's Loan Account on demand and (b) on or before the tenth day of each month, interest on the average daily unpaid balance of the Loan Account during the immediately preceding month at the rate of ONE percent (1.000%) per annum in excess of the rate of interest which Bank has announced as its prime lending rate ("Prime Rate") which shall vary concurrently with any change in such Prime Rate. Interest shall be computed at the above rate on the basis of the actual number of days during which the principal balance of the loan account is outstanding divided by 360, which shall for interest computation purposes be considered one year. Bank at its option may demand payment of any or all of the amount due under the Loan Account including accrued but unpaid interest at any time. Such notice may be given verbally or in writing and should be effective upon receipt by Borrower. The amount of interest payable each month by Borrower shall not be less than a minimum monthly charge of $250.00. Bank is hereby authorized to charge Borrower's deposit account(s) with Bank for all sums due Bank under this Agreement.

3. Requests for loans hereunder shall be in writing duly executed by Borrower in a form satisfactory to Bank and shall contain a certification setting forth the matters referred to in Section 1, which shall disclose that Borrower is entitled to the amount of loan being requested.

4. As used in this Agreement, the following terms shall have the following meanings:

        A. "Accounts" means any right to payment for goods sold or leased, or to be sold or to be leased, or for services rendered or to be rendered no matter how evidenced, including accounts receivable, contract rights, chattel paper, instruments, purchase orders, notes, drafts, acceptances, general intangibles and other forms of obligations and receivables.

        B. "Inventory" means all of the Borrower's goods, merchandise and other personal property which are held for sale or lease, including those held for display or demonstration or out on lease or consignment or to be furnished under a contract of service or are raw materials, work in process or materials used or consumed, or to be used or consumed in Borrower's business, and shall include all property rights, patents, plans, drawings, diagrams, schematics, assembly and display materials relating thereto.

        C. "Collateral" means any and all personal property of Borrower which is assigned or hereafter is assigned to Bank as security or in which Bank now has or hereafter acquires a security interest.

        D. "Eligible Accounts" means all of Borrower's Accounts excluding, however, (1) all Accounts under which payment is not received within 90 days from any invoice date, (2) all Accounts against which the account debtor or any other person obligated to make payment thereon asserts any defense, offset, counterclaim or other right to avoid or reduce the liability represented by the Account and (3) any Accounts if the account debtor or any other person liable in connection therewith is insolvent, subject to bankruptcy or receivership proceedings or has made an assignment for the benefit of creditors or whose credit standing is unacceptable to Bank and Bank has so notified Borrower. Eligible Accounts shall only include such accounts as Bank in its sole discretion shall determine are eligible from time to time.

        E. "Value of Inventory" means the value of Borrower's Inventory determined in accordance with generally accepted accounting principles consistently applied excluding, however, the amount of progress payments, pre-delivery payments, deposits and any other sums received by Borrower in anticipation of the sale and delivery of inventory, all Inventory on consignment or lease to others, and all property on consignment or lease from others to Borrower.

5. Borrower hereby assigns to Bank all Borrower's present and future Accounts, including all proceeds due thereunder, all guaranties and security therefor and all merchandise giving rise thereto, and hereby grants to Bank a continuing security interest in all Borrower's Inventory and in all proceeds and products thereof, whether now owned or hereafter existing or acquired, including all moneys in the Collateral Account referred to in Section 6 hereof, as security for any and all obligations of Borrower to Bank, whether now owing or hereafter incurred and whether direct, indirect, absolute or contingent. So long as Borrower is indebted to Bank or Bank is committed to extend credit to Borrower, Borrower will execute and deliver to Bank such assignments, including Bank's standard forms of Specific or General Assignment covering individual Accounts, notices, financing statements, and other documents and papers as Bank may require in order to affirm, effectuate or further assure the assignment to Bank of the Collateral or to give any third party, including the account debtors obligated on the Accounts, notice of Bank's interest in the Collateral.

6. Until Bank exercises its rights to collect the Accounts and Inventory proceeds pursuant to paragraph 10, Borrower will collect with diligence all Borrower's Accounts and Inventory proceeds, provided that no legal action shall be maintained thereon or in connection therewith without Bank's prior written consent. Any collection of Accounts or Inventory proceeds by Borrower, whether in the form of cash, checks, notes, or other instruments for the payment of money (properly endorsed or assigned where required to enable Bank to collect same), shall be in trust for Bank, and Borrower shall keep all such collections separate and apart from all other funds and property so as to be capable of identification as the property of Bank and deliver said collections, together with the proceeds of all cash sales, daily to Bank in the identical form received. The proceeds of such collections when received by Bank may be applied by Bank directly to the payment of Borrower's Loan Account or any other obligation secured hereby. Any credit given by Bank upon receipt of said proceeds shall be conditional credit subject to collection. Returned items at Bank's option may be charged to Borrower's general account. All collections of the Accounts and Inventory proceeds shall be set forth on an itemized schedule, showing the name of the account debtor, the amount of each payment and such other information as Bank may request.


7. Until Bank exercises its rights to collect the Accounts or Inventory proceeds pursuant to paragraph 10, Borrower may continue its present policies with respect to returned merchandise and adjustments. However, Borrower shall immediately notify Bank of all cases involving returns, repossessions, and loss or damage of or to merchandise represented by the Accounts or constituting Inventory and of any credits, adjustments or disputes arising in connection with the goods or services represented by the Accounts or constituting Inventory and, in any of such events, Borrower will immediately pay to Bank from its own funds (and not from the proceeds of Accounts or Inventory) for application to Borrower's Loan Account or any other obligation secured hereby the amount of any credit for such returned or repossessed merchandise and adjustments made to any of the Accounts. Until payment is made as provided herein or until release by Bank from its security interest, all merchandise returned to or repossessed by Borrower shall be set aside and identified as the property of Bank and Bank shall be entitled to enter upon any premises where such merchandise is located and take immediate possession thereof and remove same.



AC 8 E (6/97)                      Page 1 of 2

 8. Borrower represents and warrants to Bank: (1) If Borrower is a corporation, that Borrower is duly organized and existing in the State of its incorporation and the execution, delivery and performance hereof are within Borrower's corporate powers, have been duly authorized and are not in conflict with law or the terms of any charter, by-law or other incorporation papers, or of any indenture, agreement or undertaking to which Borrower is a party or by which Borrower is found or affected; (ii) Borrower is, or at the time the collateral becomes subject to Bank's security interest will be, the true and lawful owner of and has, or at the time the Collateral becomes subject to Bank's security interest will have, good and clear title to the Collateral, subject only to Bank's rights therein; (iii) Each Account is, or at the time the Account comes into existence will be, a true and correct statement of a bona fide indebtedness incurred by the debtor named therein in the amount of the Account for either merchandise sold or delivered (or being held subject to Borrower's delivery instructions) to, or services rendered, performed and accepted by, the account debtor; (iv) That there are or will be no defenses, counterclaims, or setoffs which may be asserted against the Accounts; and (v) any and all financial information, including information relating to the Collateral, submitted by Borrower to Bank, whether previously or in the future, is or will be true and correct.

 9. Borrower will: (i) Furnish Bank from time to time such financial statements and information as Bank may reasonably request and inform Bank immediately upon the occurrence of a material adverse change therein; (ii) Furnish Bank periodically, in such form and detail and at such times as Bank may require, statements showing aging and reconciliation of the Accounts and collections thereon, and reports as to the inventory and sales thereof; (iii) Permit representatives of Bank to inspect the Inventory and Borrower's books and records relating to the Collateral and make extracts therefrom at any reasonable time and to arrange for verification of the Accounts, under reasonable procedures, acceptable to Bank, directly with the account debtors or otherwise at Borrower's expense; (iv) Promptly notify Bank of any attachment or other legal process levied against any of the Collateral and any information received by Borrower relative to the Collateral, including the Accounts, the account debtors or other persons obligated in connection therewith, which may in any way affect the value of the Collateral or the rights and remedies of Bank in respect thereto; (v) Reimburse Bank upon demand for any and all legal costs, including reasonable attorneys' fees, and other expense incurred in collecting any sums payable by Borrower under Borrower's Loan Account or any other obligation secured hereby, enforcing any term or provision of this Security Agreement or otherwise or in the checking, handling and collection of the Collateral and the preparation and enforcement of any agreement relating thereto; (vi) Notify Bank of each location at which the Inventory is or will be kept, other than for temporary processing, storage or similar purposes, and of any removal thereof to a new location and of each office of Borrower at which records of Borrower relating to the Accounts are kept; (vii) Provide, maintain and deliver to Bank policies insuring the Collateral against loss or damage by such risks and in such amounts, forms and companies as Bank may require and with loss payable solely to Bank, and, in the event Bank takes possession of the Collateral, the insurance policy or policies and any unearned or returned premium thereon shall at the option of Bank become the sole property of Bank, such policies and the proceeds of any other insurance covering or in any way relating to the Collateral, whether now in existence or hereafter obtained, being hereby assigned to Bank; (viii) Do all acts necessary to maintain, preserve and protect all Inventory, keep all Inventory in good condition and repair and not to cause any waste or unusual or unreasonable depreciation thereof, and (ix) In the event the unpaid balance of Borrower's Loan Account shall exceed the maximum amount of outstanding loans to which Borrower is entitled under Section 1 hereof, Borrower shall immediately pay to Bank, from its own funds and not from the proceeds of Collateral, for credit to Borrower's Loan Account the amount of such excess.

 10. Bank may at any time, without prior notice to Borrower, collect the Accounts and Inventory proceeds and may give notice of assignment to any and all account debtors, and Borrower does hereby make, constitute and appoint Bank its irrevocable, true and lawful attorney with power to receive, open and dispose of all mail addressed to Borrower to endorse the name of Borrower upon any checks or other evidences of payment that may come into the possession of Bank upon the Accounts or as proceeds of Inventory; to endorse the name of the undersigned upon any document or instrument relating to the Collateral; in its name or otherwise, to demand, sue for, collect and give acquittances for any and all moneys due or to become due upon the Accounts; to compromise, prosecute or defend any action, claim or proceeding with respect thereto; and to do any and all things necessary and proper to carry out the purpose herein contemplated.

 11. Until Borrower's Loan Account and all other obligations secured hereby shall have been repaid in full, Borrower shall not sell, dispose of or grant a security interest in any of the Collateral other than to Bank, or execute any financing statements covering the Collateral in favor of any secured part or person other than Bank.

 12. Should: (i) Default be made in the payment of any obligation, or breach be made in any warranty, statement, promise, term or condition, contained herein or hereby secured; (ii) Any statement or representation made for the purpose of obtaining credit hereunder prove false; (iii) Bank deem the Collateral inadequate or unsafe or in danger of misuse; (iv) Borrower become insolvent or make an assignment for the benefit of creditors; or
      (v) Any proceeding be commenced by or against Borrower under any bankruptcy, reorganization, arrangement, readjustment of debt or moratorium law or statute; then in any such event, Bank may, at its option and without demand first made and without notice to Borrower do any one or more of the following: (a) Terminate its obligation to make loans to Borrower as provided in Section 1 hereof; (b) Declare all sums secured hereby immediately due and payable; (c) Immediately take possession of the Collateral wherever it may be found, using all necessary force so to do, or require Borrower to assemble the Collateral and make it available to Bank at a place designated by Bank which is reasonably convenient to Borrower and Bank, and Borrower waives all claims for damages due to or arising from or connected with any such taking; (d) Proceed in the foreclosure of Bank's security interest and sale of the Collateral in any manner permitted by law, or provided for herein; (e) Sell, lease or otherwise dispose of the Collateral at public or private sale, with or without having the Collateral at the place of sale, and upon terms and in such manner as Bank may determine, and Bank may purchase same at any such sale; (f) Retain the Collateral in full satisfaction of the obligations secured thereby; (g) Exercise any remedies of a secured party under the Uniform Commercial Code. Prior to any such disposition, Bank may, at as option, cause any of the Collateral to be repaired or reconditioned in such manner and to such extent as Bank may deem advisable, and any sums expended therefor by Bank shall be repaid by Borrower and secured hereby. Bank shall have the right to enforce one or more remedies hereunder successively or concurrently, and any such action shall not estop or prevent Bank from pursuing any further remedy which it may have hereunder or by law. If a sufficient sum is not realized from any such disposition of Collateral to pay all obligations secured by this Security Agreement, Borrower hereby promises and agrees to pay Bank any such disposition of Collateral to pay Bank any deficiency.

 13. If any writ of attachment, garnishment, execution or other legal process be issued against any property of Borrower, or if any assessment for taxes against Borrower, other than real property, is made by the Federal or State government or any department thereof, the obligation of Bank to make loans to Borrower as provided in Section 1 hereof shall immediately terminate and the unpaid balance of the Loan Account, all other obligations secured hereby and all other sums due hereunder shall immediately become due and payable without demand, presentment or notice.

 14. Borrower authorizes Bank to destroy all invoices, delivery receipts, reports and other types of documents and records submitted to Bank in connection with the transactions contemplated herein at any time subsequent to four months from the time such items are delivered to Bank.

 15. Nothing herein shall in any way limit the effect of the conditions set forth in any other security or other agreement executed by Borrower, but each and every condition hereof shall be in addition thereto.

*16 Additional Provisions: SEE EXHIBIT "A" ADDENDUM ATTACHED HERETO AND MADE A PART HEREOF BY THIS REFERENCE.

      Executed this 1st day of DECEMBER, 1997



                                            ANDATACO, A CALIFORNIA CORPORATION
                                         ---------------------------------------
                                                  (Name of Borrower)

       IMPERIAL BANK                 BY: /s/ RICHARD HUDZIK  C.F.O.
                                         ---------------------------------------
                                             (Authorized Signature and Title)

BY: /s/ TIM BUBNACK                  BY: None
    -------------------------------      --------------------------------------
                             Title           (Authorized Signature and Title)


*If none, Insert "None"

                           GENERAL SECURITY AGREEMENT
                  (Tangible and Intangible Personal Property)


(LOGO)

IMPERIAL BANK
Member FDIC

This Agreement is executed on DECEMBER 1, 1997                 , by ANDATACO, A
CALIFORNIA CORPORATION               (hereinafter called "Obligor").

In consideration of financial accommodations given, to be given or continued, the Obligor grants to IMPERIAL BANK (hereinafter called "Bank") a security interest in (a) all property (i) delivered to Bank by Obligor, (ii) which shall be in Bank's possession or control in any matter or for any purpose, (iii) described below, (iv) now owned or hereafter acquired by Obligor of the type or class described below and/or in any supplementary schedule hereto, or in any financing statement filed by Bank and executed by or on behalf of Obligor; (b) all deposits accounts of Obligor at Bank and (c) the proceeds, increase and products of such property, all accessions thereto, and all property which Obligor may receive on account of such collateral which Obligor will immediately deliver to Bank (collectively referred to as "Collateral") to secure payment and performance of all of Obligor's present or future debts or obligations to Bank, whether absolute or contingent (hereafter referred to as "Debt"). Unless otherwise defined, words used herein have the meanings given them in the California Uniform Commercial Code.

Collateral:



A. VEHICLE, VESSEL, AIRCRAFT:
----------------------------

                                           Identification         License or
Year      Make/Manufacturer      Model      and Serial No.      Registration No.      New or Used
-------------------------------------------------------------------------------------------------





-------------------------------------------------------------------------------------------------

Engine or other equipment:______________________________________________________
(For aircraft - original ink signature on copy to FAA)

B. DEPOSIT ACCOUNTS:

Type __________________ Account Number ________________________ Amount $ _______

In name of ____________________________________ Depository _____________________
AND ALL EXTENSIONS OR RENEWALS THEREOF.

C. ACCOUNTS, INTANGIBLES AND OTHER: (Describe)

   All personal property, whether presently existing or hereafter created or acquired, including but not limited to: All accounts, chattel paper, documents, instruments, money, deposit accounts and general intangibles including returns, repossessions, books and records relating thereto, and equipment containing said books and records. All Investment property including securities and securities entitlements. All goods including equipment and inventory. All proceeds including, without limitation, insurance proceeds. All guarantees and other security therefor.

    The collateral not in Bank's possession will be located at: 10140 MESA RIM, SAN DIEGO, CA 92121

[ ] If checked, the Obligor is executing this Agreement as an Accommodation Debtor only and the Obligor's liability is limited to the security interest granted in the Collateral described herein. The party being accommodated is

                                                                   ("Borrower").

All the terms and provisions on page 2 hereof are incorporated herein as though set forth in full, and constitute a part of this Agreement.


Name                                                Signature                            Address
                                          (indicate title, if applicable)

ANDATACO, A CALIFORNIA CORPORATION      By: /s/ RICHARD A. HUDZIK                    10140 MESA RIM
----------------------------------      -----------------------------------          --------------------

                                                                                     SAN DIEGO, CA 92121
----------------------------------      -----------------------------------          --------------------

----------------------------------      -----------------------------------          --------------------

Obligor represents, warrants and agrees:

  1. Obligor will immediately pay (a) any Debt when due, (b) Bank's costs of collecting the Debt, of protecting, insuring or realizing on Collateral, and any expenditure of Bank pursuant hereto, including attorney's fees and expenses, with interest at the rate of 24% per year, or the rate applicable to the Debt, whichever is less, from the date of expenditure, and (c) any deficiency after realization of Collateral.

  2. Obligor will use the proceeds of any loan that becomes Debt hereunder for the purpose indicated on the application therefore, and will promptly contract to purchase and pay the purchase price of any property which becomes Collateral hereunder from the proceeds of any loan made for that purpose.

  3. As to all Collateral in Obligor's possession (unless specifically otherwise agreed to by Bank in writing). Obligor will:
     (a) Have, or has, possession of the Collateral at the location disclosed to Bank and will not remove the Collateral from the location.
     (b) Keep the Collateral separate and identifiable.
     (c) Maintain the Collateral in good and saleable condition, repair it if necessary, clean, feed, shelter, water, medicate, fertilize, cultivate, irrigate, prune and otherwise deal with the Collateral in all such ways as are considered good practice by owners of like property, use it lawfully and only as permitted by insurance policies, and permit Bank to inspect the Collateral at any reasonable time.
     (d) Not sell, contract to sell, lease, encumber or transfer the Collateral (other than inventory Collateral) until the Debt has been paid, even though Bank has a security interest in proceeds of such Collateral.

  4. As to Collateral which is inventory and accounts, Obligor:
     (a) May, until notice from Bank, sell, lease or otherwise dispose of inventory Collateral in the ordinary course of business only, and collect the cash proceeds thereof.
     (b) Will, upon notice from Bank, deposit all cash proceeds as received in a demand deposit account with Bank, containing only such proceeds and deliver statements identifying units of inventory disposed of, accounts which give rise to proceeds, and all acquisitions and returns of inventory as required by Bank.
     (c)Will receive in trust, schedule on forms satisfactory to the Bank and deliver to Bank all non-cash proceeds other than inventory received in trade.
     (d) If not in default, may obtain release of Bank's interest in individual units of inventory upon request, therefore, payment to Bank of the release price of such units shown on any Collateral schedule supplementary hereto, and compliance herewith as to proceeds thereof.

  5. As to Collateral which are accounts, chattel paper, general intangibles and proceeds described in 4(c) above, Obligor warrants, represents and agrees:
     (a) All such Collateral is genuine, enforceable in accordance with its terms, free from default, prepayment, defense and conditions precedent (except as disclosed to and accepted by Bank in writing), and is supported by consecutively numbered invoices to, or rights against, the debtors thereon. Obligor will supply Bank with duplicate invoices or other evidence of Obligor's rights on Bank's request;
     (b) All persons appearing to be obligated on such Collateral have authority and capacity to contract;
     (c) All Chattel paper is in compliance with law as to form, content and manner of preparation and execution and has been properly registered, recorded, and/or filed to protect Obligor's interest thereunder;
     (d) If an account debtor shall also be indebted to Obligor on another obligation, any payment made by him not specifically designated to be applied on any particular obligation shall be considered to be a payment on the account in which Bank has a security interest. Should any remittance include a payment not on account, it shall be delivered to Bank and, if no event of default has occurred, Bank shall pay Obligor the amount of such payment;
     (e) Obligor agrees not to compromise, settle or adjust any account or renew or extend the time of payment thereof without Bank's prior written consent.

  6. Obligor owns all Collateral absolutely, and no other person has or claims any interest in any Collateral, except as disclosed to and accepted by Bank in writing. Obligor will defend any proceeding which may affect title to or Bank's security in any Collateral, and will indemnify and hold Bank free and harmless from all costs and expenses of Bank's defense.

  7. Obligor will pay when due all existing or future charges, liens or encumbrances on and all taxes and assessments now or hereafter imposed on or affecting the Collateral and, if the Collateral is in Obligor's possession, the realty on which the Collateral is located.

  8. Obligor will insure the Collateral with Bank as loss payee in form and amounts with companies, and against risks and liability satisfactory to Bank, and hereby assigns such policies to Bank, agrees to deliver them to Bank at Bank's request, and authorizes Bank to make any claim thereunder, to cancel the insurance on Obligor's default, and to receive payment of and endorse any instrument in payment of any loss or return premium. If Obligor should fail to deliver the required policy or policies to the Bank, Bank may, at Obligor's cost and expense, without any duty to do so, get and pay for insurance naming as the insured, at Bank's option, either both Obligor and Bank, or only Bank, and the cost thereof shall be secured by this Security Agreement, and shall be repayable as provided in Paragraph 1 above.

  9. Obligor will give Bank any information it requires. All information at any time supplied to Bank by Obligor (including, but not limited to, the value and condition of Collateral, financial statements, financing statements, and statements made in documentary Collateral) is correct and complete, and Obligor will notify Bank of any adverse change in such information. Obligor will promptly notify Bank of any change of Obligor's residence, chief executive office or mailing address.

 10. Bank is irrevocably appointed Obligor's attorney-in-fact to do any act which Obligor is obligated hereby to do, to exercise such rights as Obligor may exercise, to use such equipment as Obligor might use, to enter Obligor's premises to give notice of Bank's security interest, and to collect Collateral and proceeds and to execute and file in Obligor's name any financing statements and amendments thereto required to perfect Bank's security interest hereunder, all to protect and preserve the Collateral and Bank's rights hereunder. Bank may:
     (a) Endorse, collect and receive delivery or payment of instruments and documents constituting Collateral;
     (b) Make extension agreements with respect to or affecting Collateral, exchange it for other Collateral, release persons liable thereon or take security for the payment thereof, and compromise disputes in connection therewith;
     (c) Use or operate Collateral for the purpose of preserving Collateral or its value and for preserving or liquidating Collateral.

 11. If more than one Obligor signs this Agreement, their liability is joint and several. Any Obligor who is married agrees that recourse may be had against separate property for the Debt. Discharge of any Obligor except for full payment, or any extension, forbearance, change of rate of interest, or acceptance, release or substitution of Collateral or any impairment or suspension of Bank's rights against an Obligor, or any transfer of an Obligor's interest to another shall not affect the liability of any other Obligor. Until the Debt shall have been paid or performed in full, Bank's rights shall continue even if the debt is outlawed. All Obligors waive: (a) any right to require Bank to proceed against any Obligor before any other, or to pursue any other remedy; (b) presentment, protest and notice of protest, demand and notice of nonpayment, demand or performance, notice of sale, and advertisement of sale; (c) any right to the benefit of or to direct the application of any Collateral until the Debt shall have been paid; (d) and any right of subrogation to Bank until Debt shall have been paid or performed in full.

 12. Upon default, at Bank's option, without demand or notice, all or any part of the Debt shall immediately become due. Bank shall have all rights given by law, and may sell, in one or more sales, Collateral in any county where Bank has an office. Bank may purchase at such sale. Sales for cash or on credit to a wholesaler, retailer or user of the Collateral, or at public or private auction, are all to considered commercially reasonable. Bank may require Obligor to assemble the Collateral and make it available to Bank at the entrance to the location of the Collateral, or a place designated by Bank.
     Defaults shall include:
     (a) Obligor's failure to pay or perform this or any agreement with Bank or breach of any warranty herein, or Borrower's failure to pay or perform any agreement with Bank.
     (b) Any change in Obligor's or Borrower's financial condition which in Bank's judgment impairs the prospect of Borrower's payment or performance.
     (c) Any actual or reasonably anticipated deterioration of the Collateral or in the market price thereof which causes it, in Bank's judgment, to become unsatisfactory as security.
     (d) Any levy or seizure against Borrower or any of the Collateral.
     (e) Death, termination of business, assignment for creditors, insolvency, appointment of receiver, or the filing of any petition under bankruptcy or debtor's relief laws of, by or against Obligor or Borrower or any guarantor of the Debt.
     (f) Any warranty or representation which is false or is believed in good faith by Bank to be false.

 13. Bank's acceptance of partial or delinquent payments or the failure of Bank to exercise any right or remedy shall not waive any obligation of Obligor or Borrower or right of Bank to modify this Agreement, or waive any other similar default.

 14. On transfer of all or any part of the Debt, Bank may transfer all or any part of the Collateral. Bank may deliver all or any part of the Collateral to any Obligor at any time, any such transfer or delivery shall discharge Bank from all liability and responsibility with respect to such Collateral transferred or delivered. This Agreement benefits Bank's successors and assigns and binds Obligor's heirs, legatees, personal representatives, successors and assigns. Obligor agrees not to assert against any assignee of Bank any claim or defense that may exist against Bank. Time is of the essence. This Agreement and supplementary schedules hereto contain the entire security agreement between Bank and Obligor. Obligor will execute any additional agreements, assignments or documents reasonably required by Bank to carry this Agreement into effect.

 15. This Agreement shall be governed by and construed in accordance with the laws of the State of California, to the jurisdiction of whose courts the Obligor hereby agrees to submit. Obligor agrees that service of process may be accomplished by any means authorized by California law. All words used in the singular shall be considered to have been used in the plural where the context and construction so require.

 16. To the extent that Obligor acquires any trademarks, service marks, trade names and service names and/or the goodwill associated therewith, copyrights, patents and/or patent applications (collectively "Intellectual Property"), Obligor shall give prompt notice thereof to Bank and shall take any and all actions requested from time to time by Bank to perfect Obligor's interest in such Intellectual Property and to perfect Bank's first priority interest therein. Without limiting the generality of the foregoing, the Obligor agrees as follows: Upon Obligor creating, writing, producing or acquiring any software, computer source codes or other computer programs (collectively, the "Software"), Obligor shall promptly register such Software with the U.S. Copyright Office and to the extent Obligor's rights therein are acquired from any third party, Obligor shall promptly upon such acquisition file with the U.S. Copyright Office any and all documents necessary to perfect Obligor's rights therein. Upon Obligor creating, writing, producing or otherwise acquiring any Software, Obligor shall give prompt notice thereof to Bank. Obligor shall execute and deliver to Bank any and all copyright mortgages, UCC financing statements and other documents and instruments which Bank may request in connection with the Bank perfecting its first priority security interest in such Software.

                                   "EXHIBIT A"

ADDENDUM TO SECURITY AND LOAN AGREEMENT
BETWEEN ANDATACO AND
IMPERIAL BANK
DATED DECEMBER 15, 1997


This Addendum is made and entered into as of December 15, 1997, between ANDATACO (Borrower") and IMPERIAL BANK ("Bank"). This Addendum amends and supplements the Security and Loan Agreement. In the event of any inconsistency between the terms herein and the terms of the Security and Loan Agreement, the terms herein shall in all cases govern and control. All capitalized terms herein, unless otherwise defined herein, shall have the meaning set forth in the Security and Loan Agreement.

1. Any commitment of Bank, pursuant to the terms of the Security and Loan Agreement, to make advances against Eligible Accounts shall expire on FEBRUARY 15, 1999, subject to Bank's right to renew said commitment in its sole discretion. Any such renewal of the commitment shall not be binding upon Bank unless it is in writing and signed by an officer of the Bank.

2. Borrower represents and warrants that:

        a. LITIGATION. There is no litigation or other proceeding pending or threatened against or affecting Borrower, and Borrower is not in default with respect to any order, writ, injunction, decree or demand of any court or other governmental or regulatory authority.

        b. FINANCIAL CONDITION. The balance sheet of Borrower of SEPTEMBER 30, 1997, and the related profit and loss statement on that date, a copy of which has heretofore been delivered to Bank by Borrower, and all other statements and data submitted in writing by Borrower to Bank in connection with this request for credit are true and correct, and said balance sheet and profit and loss statement truly present the financial condition of Borrower as of the date thereof and the results of the operations of Borrower for the period covered thereby, and have been prepared in accordance with generally accepted accounting principles on a basis consistently maintained. Since such date, there have been no materially adverse changes in the financial condition or business of Borrower. Borrower has no knowledge of any liabilities, contingent or otherwise, at such date not reflected in said balance sheet, and Borrower has not entered into any special commitments or substantial contracts which are not reflected in said balance sheet, other than in the ordinary and normal course of its business, which may have a materially adverse effect upon its financial condition, operations or business as now conducted.

        c. TRADEMARKS, PATENTS. Borrower, as of the date hereof, possesses all necessary trademarks, trade names, copyrights, patents, patent rights, and licenses to conduct its business as now operated, without any known conflict with valid trademarks, trade names, copyrights, patents and license rights of others.

EXHIBIT A
PAGE 2



        d. TAX STATUS. Borrower has no liability for any delinquent state, local or federal taxes, and, if Borrower has contracted with any government agency, Borrower has no liability for renegotiation of profits.

3. Borrower agrees that so long as it is indebted to Bank, it WILL NOT, without Bank's WRITTEN CONSENT:

        a. TYPE OF BUSINESS. MANAGEMENT. Make any substantial change in the character of its business; or make any change in its executive management (for purposes of this section "executive management" shall refer to the Chairman of the Board and the Chief Executive Officer).

        b. OUTSIDE INDEBTEDNESS. Create, incur, assume or permit to exist any indebtedness for borrowed moneys other than loans from Bank except obligations now existing as shown in financial statement dated SEPTEMBER 30, 1997, including those being refinanced by Bank; or sell or transfer, either with or without recourse, any accounts or notes receivable or any moneys due to become due.

        c. LIENS AND ENCUMBRANCES. Create, incur, assume any mortgage, pledge, encumbrance, lien or charge of any kind (including the charge upon property at any time purchased or acquired under conditional sale or other title retention agreement) upon any asset now owned or hereafter acquired by it, other than liens for taxes not delinquent, and liens in Bank's favor.

        d. LOANS, INVESTMENTS, SECONDARY LIABILITIES. Make any loans or advances to any person or other entity other than in the ordinary and normal course of its business as now conducted or make any investment in the securities of any person or other entity other than the United States Government; or guarantee or otherwise become liable upon the obligation of any person or other entity, except by endorsement of negotiable instruments for deposit or collection in the ordinary and normal course of its business.

        e. ACQUISITION OR SALE OF BUSINESS; MERGER OR CONSOLIDATION. Purchase or otherwise acquire the assets or business of any person or other entity; or liquidate, dissolve, merge or consolidate, or commence any proceedings therefore; or sell any assets except in the ordinary and normal course of its business as now conducted; or sell, lease, assign, or transfer any substantial part of its business or fixed assets, or any property or other assets necessary for the continuance of its business as now conducted, including without limitation the selling of any property or other asset accompanied by the leasing back of the same.

        f. DIVIDENDS, STOCK PAYMENTS. Declare or pay any dividend (other than dividends payable in common stock of Borrower) or make any other distribution on any of its capital stock now outstanding or hereafter issued, or purchase, redeem or retire any of such stock.

EXHIBIT A
PAGE 3



        g. CAPITAL EXPENDITURES. Make or incur obligations for capital expenditures in excess of $1,600,000 in any one fiscal year.

        h. LEASE LIABILITY. Make or incur liability for payments of rent under leases of real property in excess of $1,500,000 and personal property in excess of $100,000 in any one fiscal year.

4. Should there be a default under the Security and Loan Agreement, the General Security Agreement, or under the Note, all obligations, loans and liabilities of Borrower to Bank, due or to become due, whether now existing or hereafter arising, shall, at the option of Bank, become immediately due and payable without notice or demand, and Bank shall thereupon have the right to exercise all of its default rights and remedies. The default rate of interest shall be five percent per year in excess of the rate otherwise charged.

5. As a condition precedent to Bank's obligation to make any advances to Borrower, Borrower shall, among other things: cause a guarantee to be executed by IPL Systems, Inc. in the amount of $10,141,000 in form and substance satisfactory to Bank.

6. In addition to the provisions in the Security and Loan Agreement, Eligible Accounts shall only include such accounts as Bank in its sole discretion shall determine are eligible from time to time. "Eligible Accounts" shall also NOT include any of the following:

        a. Accounts with respect to which the account debtor is an officer, director, shareholder, employee, subsidiary or affiliate of Borrower.

        b. Accounts with respect to which 25% or more of the account debtor's total accounts or obligations outstanding to Borrower are more than 90 days from invoice date.

        c. Salesmen's accounts for promotional purposes.

        d. For accounts representing more than 20% of total accounts receivable, the balance in excess of the 20%. However, the Bank may deem, at its sole discretion, the entire amount, or any portion thereof, eligible.

        e. Accounts with respect to international transactions unless insured by an insurance company acceptable to the Bank or covered by letters of credit issued or confirmed by a bank acceptable to the Bank.

        f. Credit balances greater than 90 days from invoice date.

        g. U.S. Government receivables, unless formally assigned to the Bank.

        h. Accounts over 90 days from invoice date.

EXHIBIT A
PAGE 4



        i. Accounts where the account debtor is a seller to Borrower, whereby a potential offset exists.

        j. Consignment or guaranteed sales.

        k. Contract receivables; bill and hold accounts.

        l. Equipment and rental offsets; collection accounts (aged up to 90 days from invoice date).

 7. Borrower may borrow against eligible inventory consisting of raw material, deemed acceptable to Bank, up to a $1,000,000 sublimit within the line of credit, not to exceed 25% of the balance outstanding, contingent upon Borrowing Base availability, and substantiated by monthly inventory certification submitted by Borrower to Bank.

        Inventory eligible for advance under the Security and Loan Agreement shall NOT include the following:

        a. Goods on consignment.

        b. Inventory reserve amounts.

        c. Obsolete inventory.

        d. Inventory not insured, or inventory for which Bank is not named as loss payee.

        e. Work in Process.

        f. Finished goods.

        g. Inventory located in areas making it difficult to verify its existence, or which will cause undue expense in liquidation due to transportation costs, or other logistical reasons.

8. All financial covenants and financial information referenced herein shall be interpreted and prepared in accordance with generally accepted accounting principles applied on a basis consistent with previous years. Compliance with financial covenants shall be calculated and monitored on a quarterly basis.

9. Borrower affirmatively covenants that so long as any loans, obligations or liabilities remain outstanding or unpaid to Bank, it WILL:

EXHIBIT A
PAGE 5



        a. Have and maintain a Minimum Tangible Net Worth (meaning the excess of all assets, excluding any value for goodwill, trademarks, patents, copyrights, organization expense and other similar intangible items, over its liabilities, less subordinated debt) of not less than $2,200,000 as of 10/31/97; not less than $2,100,000 as of 01/31/98; not less than $2,400,000 as of 04/30/98, not less than $3,300,000 as of 07/31/98 and not less than $4,400,000 as of FYE 10/31/98 and thereafter. Minimum tangible net worth requirements to be increased by equal amount of any future increase in net worth as a result of an equity or subordinated debt placement.

        b. Have and maintain a ratio of total liabilities to Tangible Net Worth of not greater than 10.8 to 1.0. as of 10/31/97; not greater than 10.8 to 1.0 as of 01/31/98; not greater than 10.80 to 1.0 as of 04/30/98; not greater than 8.50 to 1.0 as of 7/31/98 and not greater than 7.0 to 1.0 as of FYE 10/31/98 and thereafter.

        c. Have and maintain minimum Trading Capital (meaning the sum of the Borrower's Cash, Accounts Receivable and Inventory minus the sum of the Borrower's Accounts Payable, Bank Credit Line Outstandings and Deferred Revenue) of not less than $2,100,000 as of 10/31/97; not less than $2,500,000 as of 01/31/98; not less than $2,200,000 as of 04/30/98; not less than $3,000,000 as of 07/31/98 and not less than $3,400,000 as of FYE 10/31/98 and thereafter. .

        d. At all times maintain a Trading Ratio of at least 1.00 to 1.0. Trading Ratio shall mean the Borrower's Trading Assets (the sum of cash, accounts receivable and inventory) divided by the Borrower's Trading Liabilities (the sum of accounts payable, outstandings on the Bank credit line and deferred revenue).

        e. Maintain all significant bank deposit accounts and banking relationship with Bank.

        f. On a weekly basis, deliver to Bank sales and cash receipts together with a borrowing base certificate. Within 10 days from each month-end, deliver to Bank an accounts receivable aging reconciled to the general ledger of Borrower, a detailed accounts payable aging reconciled to the Borrower's general ledger and setting forth the amount of any book overdraft or the amount of checks issued but not sent and an inventory certification outlining both inventory composition and activity for the month. All the foregoing will be in a form and with such detail as Bank may request from time to time.

        g. Within 30 days after the end of each month, deliver to Bank a profit and loss statement and a balance sheet in form satisfactory to Bank all certified by an officer of Borrower, and a letter certifying compliance with all loan covenants signed by the Chief Financial Officer of Borrower.

        h. Within 90 days after the end of Borrower's fiscal year, deliver to Bank the same financial statements as otherwise provided monthly together with Changes in Financial

EXHIBIT A
PAGE 6



Position Statement, prepared on an audited basis by an independent certified public accountant selected by Borrower, but acceptable to Bank.

        i. On a quarterly basis, provide Bank with an alphabetized list of customers including addresses.

        j. Guarantor shall provide annually updated financial statements within 90 days of Guarantor's FYE.

        k. RIGHTS AND FACILITIES. Maintain and preserve all rights, franchises and other authority adequate for the conduct of its business; maintain its properties, equipment and facilities in good order and repair; conduct its business in an orderly manner without voluntary interruption and, if a corporation or partnership, maintain and preserve its existence.

        l. INSURANCE. Maintain public liability, property damage and workers compensation insurance and insurance on all its insurable property against fire and other hazards with responsible insurance carriers to the extent usually maintained by similar businesses. Borrower shall provide evidence of property insurance in amounts and types acceptable to the Bank and Bank shall be named as Loss Payee in a Lender's Loss Payable Endorsement form 438BFU or equivalent.

        m. TAXES AND OTHER LIABILITIES. Pay and discharge, before the same become delinquent and before penalties accrue thereon, all taxes, assessments and governmental charges upon or against it or any of its properties, and any of its other liabilities at any time existing, except to the extent and so long as:

        (a) The same are being contested in good faith and by appropriate proceedings in such manner as not to cause any materially adverse effect upon its financial condition or the loss of any right of redemption from any sale thereunder; and

        (b) It shall have set aside on its books reserves (segregated to the extent required by generally accepted accounting practice) deemed by it adequate with respect thereto.

        n. RECORDS AND REPORTS. Maintain a standard and modern system of accounting in accordance with generally accepted accounting principles on a basis consistently maintained; permit Bank's representatives to have access to, and to examine its properties, books and records at all reasonable times.

        o. SUBORDINATION. Cause $5,196,000 due to W. David Sykes to be subordinated to Bank's line of credit by a subordination agreement acceptable to Bank.

10. The extensions of credit under the Security and Loan Agreement shall be available as follows:

EXHIBIT A
PAGE 7



        a. Up to $10,000,000  in direct advances.

        b. Up to $500,000 for the issuance of sight and usance commercial letters of credit.

        c. Up to 75% of the Borrowing Base for domestic Bankers Acceptances (individual "BA" and collectively "BA's") in minimum, amounts of $250,000. Each BA must be an eligible acceptance under applicable Federal Rules and Regulations. The maturity of each BA is not to exceed 60 days.

        d. The combined outstandings of a. b. and c. shall not exceed
$10,000,000                     .

11.  FEES AND INTEREST:

        a. The rate of interest applicable to the Line of Credit Loan Account shall be 1.0% per year in excess of the rate of interest which Bank has announced as its prime lending rate ("Prime Rate") which shall vary concurrently with any change in such Prime Rate. A commitment fee of $15,000 shall be due upon execution of documents. A documentation fee of $250 shall be due upon execution of documents.

        b. Bankers Acceptances shall be priced at Bank's prevailing BA rate plus 350 basis points. Pricing on currently outstanding BA's will be converted to Prime plus 1.0%.

        c. Letters of credit shall be priced at Bank's prevailing rate(s).

        d. Borrower will pay 0.25% on the unused portion of the commitment, as a non-utilization fee, on a quarterly average basis should average loan outstandings, inclusive of Banker Acceptances, be less than $4,000,000 for any quarter.

        e. Upon Borrower reaching a debt to tangible net worth ratio of 5.25 to
1.0 and two consecutive quarters of net profits (with combined aggregate profits at or above $2,000,000), pricing shall adjust to Prime +0.75% with a BA option of BA rate plus 250 basis points. Upon Borrower reaching a debt to tangible net worth ratio of 2.00 to 1.0 and two or more consecutive quarters of net profits, (with combined aggregate profits at or above $2,000,000), pricing shall adjust to Prime rate with BA option of BA rate plus 225 basis points. Interest shall be computed at the above rates on the basis of the actual number of days during which the principal balance of the loan account is outstanding divided by 360, which shall for interest computation purposes be considered one year. The default rate shall be five percent per year in excess of the rate otherwise applicable.

If any installment payment, interest payment, principal payment or principal balance payment due hereunder is delinquent twenty or more days, Borrower agrees to pay Bank a late charge in the amount of 5% of the payment so due and unpaid, in addition to the

EXHIBIT A
PAGE 8



payment; but nothing in this paragraph is to be construed as any obligation on the part of Bank to accept payment of any payment past due or less than the total unpaid principal balance after maturity. All payments shall be applied first to any late charges owing, then to interest and the remainder, if any, to principal.

MISCELLANEOUS PROVISIONS. Failure or Indulgence Not Waiver. No failure or delay on the part of your Bank or any holder or Notes Issued hereunder, in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof or of any other right, power or privilege. All rights and remedies existing under this agreement or any not issued in connection with a loan that your Bank may make hereunder, are cumulative to, and not exclusive of, any rights or remedies otherwise available.

NOTICE OF DEFAULT. Borrower shall promptly notify Bank in writing of the occurrence of any event of default hereunder or any event which upon notice and lapse of time would be an event of default.

14. REFERENCE PROVISION. a. Other than (i) non-judicial foreclosure and all matters in connection therewith regarding security interests in real or personal property; or (ii) the appointment of a receiver, or the exercise of other provisional remedies (any and all of which may be initiated pursuant to applicable law), each controversy, dispute or claim between the parties arising out of or relating to the Security and Loan Agreement, this Exhibit A, any General Security Agreement executed by Borrower in favor of Bank, or any Note executed by Borrower in favor of Bank (collectively, in this Paragraph 14, the "Agreement"), which controversy, dispute or claim is not settled in writing within thirty (30) days after the "Claim Date" (defined as the date on which a party subject to the Agreement gives written notice to all other parties that a controversy, dispute or claim exists), will be settled by a reference proceeding in California in accordance with the provisions of Section 638 et seq. of the California Code of Civil Procedure ("CCP"), or their successor section , which shall constitute the exclusive remedy for the settlement of any controversy, dispute or claim concerning this Agreement, including whether such controversy, dispute or claim is subject to the reference proceeding and except as set forth above, the parties waive their rights to initiate any legal proceedings against each other in any court or jurisdiction other than the Superior Court in the County where the Real Property, if any, is located or Los Angeles County if none (the "Court"). The referee shall be a retired Judge of the Court selected by mutual agreement of the parties, and if they cannot so agree within forty-five
(45) days after the Claim Date, the referee shall be promptly selected by the Presiding Judge of the Court (or his representative). The referee shall be appointed to sit as a temporary judge, with all of the powers of a temporary judge, as authorized by law, and upon selection should take and subscribe to the oath of office as provided for in Rule 244 of the California Rules of Court (or any subsequently enacted Rule). Each party shall have one peremptory challenge pursuant to CCP Section 170.6. The referee shall (a) be requested to set the matter for hearing within sixty (60) days after the Claim Date and (b) try any and all issues of law or fact and report a statement of decision upon them, if possible, within ninety (90)

EXHIBIT A
PAGE 9




days of the Claim Date. Any decision rendered by the referee will be final, binding and conclusive and judgment shall be entered pursuant to CCP Section 644 in any court in the State of California having jurisdiction. Any party may apply for a reference proceeding at any time after thirty (30) days following the notice to any other party of the nature of the controversy, dispute or claim, by filing a petition for a hearing and/or trial. All discovery permitted by this Paragraph 14 shall be completed no later than fifteen (15) days before the first hearing date established by the referee. The referee may extend such period in the event of a party's refusal to provide requested discovery for any reason whatsoever, including, without limitation, legal objections raised to such discovery or unavailability of a witness due to absence or illness. No party shall be entitled to "priority" in conducting discovery. Depositions may be taken by either party upon seven (7) days written notice, and request for production or inspection of documents shall be responded to within ten (10) days after service. All disputes relating to discovery which cannot be resolved by the parties shall be submitted to the referee whose decision shall be final and binding upon the parties. Pending appointment of the referee as provided herein, the Court is empowered to issue temporary and/or provisional remedies, as appropriate.

b. Except as expressly set forth in this Paragraph 14, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of all hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter, except that when any party so requests, a court reporter will be used at any hearing conducted before the referee. The party making such a request shall have the obligation to arrange for and pay for the court reporter. The costs of the court reporter at the trial shall be borne equally by the parties.

c. The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the State of California. The rules of evidence applicable to proceedings at law in the State of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, to provide all temporary and/or provisional remedies and to enter equitable orders that will be binding upon the parties. The referee shall issue a single judgment at the close of the reference proceeding which shall dispose of all of the claims of the parties that are the subject of the reference. The parties hereto expressly reserve the right to contest or appeal from the final judgment or any appealable order or appealable judgment entered by the referee. The parties hereto expressly reserve the right to findings of fact, conclusions of law, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this provision.

d. In the event that the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by the reference procedure herein

EXHIBIT A
PAGE 10



described will be resolved and determined by arbitration. The arbitration will be conducted by a retired judge of the Court, in accordance with the California Arbitration Act, Section 1280 through Section 1294.2 of the CCP as amended from time to time. The limitations with respect to discovery as set forth hereinabove shall apply to any such arbitration proceeding.





This addendum is executed by and on behalf of the parties as of the date first above written.


                ANDATACO       "BORROWER"


BY:/s/ Harris Ravine
   -------------------------------

    Chief Executive Officer
    -----------------------
             Title



IMPERIAL BANK,  "BANK"

BY:/s/ Tim Bubnack
   --------------------------------

  V.P. - Commercial Loan Officer
  ------------------------------
             Title


  December 15, 1997
  -----------------
        Date